SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: October 18, 2000
               Date of earliest event reported: October 10, 2000


                       LODGENET ENTERTAINMENT CORPORATION
             (Exact name of Registrant as specified in its charter)


                      Delaware                                 0-22334                        46-0371161
                      --------                                 -------                        ----------
   (State or other jurisdiction of incorporation       (Commission file number)             (I.R.S. Employer
                organization )                                                           (Identification Number)

                     3900 West Innovation Street
                      Sioux Falls, South Dakota                         57107
                  (Address of principal executive offices)            (Zip Code)



                                 (605) 988-1000
              (Registrant's telephone number, including area code)




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Item 5. Other Events.
        ------------

        On October 10, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

        (c) Exhibits.

            99.1 Press release of the Registrant dated October 10, 2000.




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                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       LODGENET ENTERTAINMENT CORPORATION





Date: October 18, 2000                       By: /s/ Scott C. Petersen
                                                 -------------------------------
                                                 Scott C. Petersen, President
                                                 and Chief Executive Officer







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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
----------        -----------

99.1              Press release dated October 10, 2000.